                                                                    Exhibit 10.7

                          AMENDMENT TO PROMISSORY NOTE

         THIS AMENDMENT, made and entered into as of July 15, 2003, by and between Horizon Medical Products, Inc., a Georgia corporation ("Horizon"), and Roy C. Mallady, Jr. ("Mallady");

         WHEREAS, Mallady has delivered his Promissory Note dated October 12, 1995 payable to Horizon in the principal amount of Thirty Five Thousand and
 No/100 Dollars ($35,000.00) (the "Note"), as amended by Amendment to Promissory Note dated October 12, 1996;

         WHEREAS, Horizon has agreed with Mallady to change the payment terms for the Note as provided herein;

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Note, as follows:

          1. The entire unpaid principal of Thirty Five Thousand and No/100 Dollars ($35,000.00) and all accrued and unpaid interest prior to the date hereof in the amount of Eighteen Thousand Forty Eight and No/100 Dollars ($18,048.00) shall be payable in twelve (12) monthly installments, commencing on July 15, 2003 and on the 15th day of each month thereafter until paid in full, according to the amortization schedule attached hereto and incorporated herein by this reference. Interest shall accrue from the date hereof on the unpaid principal only at the simple rate of eight percent (8%) per annum and shall be payable in twelve (12) monthly payments on the same dates as each monthly payment of principal is payable, as provided in the attached amortization schedule. The total monthly payments for the two preceding sentences are reflected in "Combined Note 1" in the attached schedule.

          2. Other than the amendment described above, all other provisions of the Note shall continue in full force and effect. This amendment shall be binding upon and inure to the benefit of the parties hereto and their personal representatives, successors, and assigns.

         WITNESS, the execution of the undersigned effective as of the date first set forth above.

                                         HORIZON MEDICAL PRODUCTS, INC.



                                         By: /s/ Robert Wenzel
                                            ------------------------------------

                                         Title: President
                                                --------------------------------



                                         /s/ Roy C. Mallady, Jr.
                                         ---------------------------------------
                                         Roy C. Mallady, Jr.

                    Schedule to Amendment to Promissory Note

REPAYMENT OF PRINCIPAL OF $35,000 NOTE DATED 10/12/95.
NOTE 1

                            Principal    Interest       Mo pymt
                            ---------    --------      --------
                                                                       35,000.00   Principal balance
    7/15/2003       1       2,811.67      233.33       3,045.00        32,188.33
    8/15/2003       2       2,830.41      214.59       3,045.00        29,357.92
    9/15/2003       3       2,849.28      195.72       3,045.00        26,508.64
   10/15/2003       4       2,868.28      176.72       3,045.00        23,640.37
   11/15/2003       5       2,887.40      157.60       3,045.00        20,752.97
   12/15/2003       6       2,906.65      138.35       3,045.00        17,846.32
    1/15/2004       7       2,926.02      118.98       3,045.00        14,920.30
    2/15/2004       8       2,945.53       99.47       3,045.00        11,974.77
    3/15/2004       9       2,965.17       79.83       3,045.00         9,009.60
    4/15/2004      10       2,984.94       60.06       3,045.00         6,024.66
    5/15/2004      11       3,004.84       40.16       3,045.00         3,019.83
    6/15/2004      12       3,019.83       20.13       3,039.96           (0.00)

                           35,000.00    1,534.96

REPAYMENT OF ACCRUED INTEREST ON NOTE 1.

                                  Principal       Interest      Mo pymt
                                  ---------       --------     --------
                                                                               18,048.00 Principal balance
          7/15/2003       1        1,504.00         0.00       1,504.00        16,544.00
          8/15/2003       2        1,504.00         0.00       1,504.00        15,040.00
          9/15/2003       3        1,504.00         0.00       1,504.00        13,536.00
         10/15/2003       4        1,504.00         0.00       1,504.00        12,032.00
         11/15/2003       5        1,504.00         0.00       1,504.00        10,528.00
         12/15/2003       6        1,504.00         0.00       1,504.00         9,024.00
          1/15/2004       7        1,504.00         0.00       1,504.00         7,520.00
          2/15/2004       8        1,504.00         0.00       1,504.00         6,016.00
          3/15/2004       9        1,504.00         0.00       1,504.00         4,512.00
          4/15/2004      10        1,504.00         0.00       1,504.00         3,008.00
          5/15/2004      11        1,504.00         0.00       1,504.00         1,504.00
          6/15/2004      12        1,504.00         0.00       1,504.00             0.00

                                  18,048.00         0.00

COMBINED
NOTE 1

                           Principal      Interest        Mo pymt
                          ----------      --------        --------
                                                                          53,048.00 Principal balance
     7/15/2003    1        4,315.67         233.33        4,549.00        48,732.33
     8/15/2003    2        4,334.31         214.59        4,549.00        44,397.92
     9/15/2003    3        4,353.28         195.72        4,549.00        40,044.64
    10/15/2003    4        4,372.28         176.72        4,549.00        35,672.37
    11/15/2003    5        4,391.40         157.60        4,549.00        31,280.97
    12/15/2003    6        4,410.65         138.35        4,549.00        26,870.32
     1/15/2004    7        4,430.02         118.98        4,549.00        22,440.30
     2/15/2004    8        4,449.53          99.47        4,549.00        17,990.77
     3/15/2004    9        4,469.17          79.83        4,549.00        13,521.60
     4/15/2004   10        4,488.94          60.06        4,549.00         9,032.66
     5/15/2004   11        4,508.84          40.16        4,549.00         4,523.83
     6/15/2004   12        4,523.83          20.13        4,549.00            (0.00)

                          53,048.00       1,534.96